EXHIBIT 99.1
                              SMHL GLOBAL FUND NO.3


For Distribution Date: 06/01/2004

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
                                   BEGINNING                                                                     ENDING
               ORIGINAL             PERIOD            PRINCIPAL          INTEREST             TOTAL              PERIOD
CLASS           BALANCE        INVESTMENT AMOUNT    DISTRIBUTION       DISTRIBUTION        DISTRIBUTION      INVESTED AMOUNT
-----   --------------------  ------------------  -----------------   ----------------  -----------------  ------------------

  A     USD 1,400,000,000.00  USD 725,666,961.59  USD 81,099,554.03   USD 2,485,006.18   USD 83,584,560.21  USD 644,567,407.56
  B        AUD 33,700,000.00   AUD 33,700,000.00           AUD 0.00     AUD 519,142.87      AUD 519,142.87   AUD 33,700,000.00

            OUTSTANDING
             PRINCIPAL
              BALANCE
         ------------------
          USD 644,567,407.56
           AUD 33,700,000.00

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                Bond           Current Pass
Class          Factor         Through Rates*
-----       ------------      -------------

  A         $0.460405291        1.34000%        * Based on a LIBOR of:  1.12000%
  B         $1.000000000        5.91950%        * Based on a BBSW of:   5.56170%
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
AMOUNTS PER $1,000 UNIT
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
                                                                         ENDING
               PRINCIPAL            INTEREST             TOTAL           PERIOD
 CLASS       DISTRIBUTION         DISTRIBUTION       DISTRIBUTION        BALANCE
------      ---------------      --------------    ---------------  -----------------

   A         USD 57.92825288      USD 3.42444442    USD 61.35269730   USD 460.40529112
   B          AUD  0.0000000      AUD 15.4048329     AUD 15.4048329  AUD 1,000.0000000
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

QUARTERLY
PRINCIPAL        SCHEDULED                                                   INSURANCE
DISTRIBUTION     PRINCIPAL       PREPAYMENTS          LIQUIDATIONS           PROCEEDS          TOTAL
------------     ---------       -----------          ------------           ---------         -----

Class A       USD 5,258,012.21   USD 75,841,541.82           USD 0.00           USD 0.00    USD 81,099,554.03
Per $1000       USD 3.75572301     USD 54.17252987     USD 0.00000000    USD  0.00000000      USD 57.92825288
unit
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Class B          AUD 0.0000000       AUD 0.0000000      AUD 0.0000000      AUD 0.0000000        AUD 0.0000000
Per $1000        AUD 0.0000000       AUD 0.0000000      AUD 0.0000000      AUD 0.0000000        AUD 0.0000000
unit
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COLLATERAL DISTRIBUTIONS
                                           CURRENT PERIOD         SINCE INCEPTION       CURRENT PERIOD       SINCE INCEPTION
                                        --------------------   --------------------   ------------------  --------------------

Beginning Collateral Balance            AUD 1,357,909,783.93   AUD 2,588,444,542.68   USD 744,134,561.59  USD 1,418,467,609.39
-Scheduled Principal Payments                   9,594,912.80          75,804,036.32         5,258,012.21         41,540,611.90
-Unscheduled Principal Payments               148,243,979.72       1,490,333,676.72        81,237,700.89        816,702,854.84
+Principal Redraws                              9,847,005.60         187,611,067.37         5,396,159.07        102,810,864.92
-Insurance Proceeds                                     0.00                   0.00                 0.00                  0.00
-Liquidation Proceeds                                   0.00                   0.00                 0.00                  0.00
-Realized Losses from Liquidations                      0.00                   0.00                 0.00                  0.00
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Ending Collateral Balance               AUD 1,209,917,897.01   AUD 1,209,917,897.01   USD 663,035,007.56  USD   663,035,007.56
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OUTSTANDING MORTGAGE INFORMATION
                                               PERIOD            SINCE INCEPTION           PERIOD            SINCE INCEPTION
                                        --------------------   --------------------   ------------------  --------------------

Outstanding Principal Balance - Fixed
   rate housing loans                   AUD   203,126,761.10   AUD   316,985,272.56   USD 111,313,465.08  USD   173,707,929.36
Outstanding Principal Balance -
   Variable rate housing loans          AUD 1,006,791,135.91   AUD 2,271,459,270.12   USD 551,721,542.48  USD 1,244,759,680.03
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Total Outstanding Principal Balance     AUD 1,209,917,897.01   AUD 2,588,444,542.68   USD 663,035,007.56  USD 1,418,467,609.39
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QUARTERLY INTEREST COLLECTIONS WATERFALL
                                                                          AUD                USD
                                                                  -----------------   ------------------
INTEREST COLLECTIONS
Gross Interest Income Received from Mortgages                     AUD 21,546,244.40   USD  11,807,341.93
Payments from/(to) Fixed/Floating Swap Provider                          (75,004.70)          (41,102.28)
Payments from/(to) Currency Swap Provider                            (15,223,034.70        (8,342,223.15)
Interest Income received from Cash holdings                              334,734.28           183,434.38
Principal Draws                                                                0.00                 0.00
Liquidity Facility Draws                                                       0.00                 0.00
                                                                  -----------------   -------------------
Net proceeds available for Interest Waterfall                     AUD  6,582,939.04   USD   3,607,450.59
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
DISTRIBUTION OF INTEREST COLLECTIONS
Trustee's fee and Expenses                                        AUD  1,523,317.28   USD     834,777.87
Interest Carryforward paid to A                                                0.00                 0.00
Current Interest due to A                                             19,757,717.75        10,827,229.33
Payments from swap provider due to A                                 (15,223,034.94        (8,342,223.15)
Interest Carryforward paid to Class B                                          0.00                 0.00
Current Interest due to Class B                                          519,142.87           284,490.29
Other                                                                      3,249.36             1,780.65
Deposit into Cash Collateral Account                                           0.00                 0.00
Reimbursement of Principal Draws                                               0.00                 0.00
                                                                  -----------------   ------------------
Total Distribution of Interest Collections                        AUD  6,580,392.32   USD   3,606,054.99
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Outstanding Deferred Management Fees                                   AUD 2,546.71        USD 1,395.60
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QUARTERLY PRINCIPAL COLLECTIONS WATERFALL
                                                   Period            Since Inception           Period            Since Inception
                                            -------------------  ---------------------   ------------------   -------------------
PRINCIPAL COLLECTIONS
Principal Collections from outstanding
   mortgage loans                           AUD 157,838,892.52   AUD 1,566,137,713.04    USD 86,495,713.10    USD 858,243,466.75
Principal Redraws from outstanding
   mortgage loans                                (9,847,005.60)       (187,611,067.37)       (5,396,159.07)      (102,810,864.92
Recoveries from previously charged off
   mortgage loans                                         0.00                   0.00                 0.00                  0.00
Other                                                     0.00                   0.00                 0.00                  0.00
Less: Principal Draws for Interest Waterfall              0.00                   0.00                 0.00                  0.00
Plus: Reimbursement of Principal Draws from
   Interest Waterfall                                     0.00                   0.00                 0.00                  0.00
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Net proceeds available for Principal
  Waterfall                                 AUD 147,991,886.92   AUD 1,378,526,645.67    USD 81,099,554.03    USD 755,432,601.83
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OUTSTANDING SHORTFALLS AND CHARGEOFFS
                                                       Period                 Period
                                                      --------               --------
Principal Draws for Interest Waterfall                AUD 0.00               USD 0.00
Class A Interest Shortfall                                0.00                   0.00
Accrued Interest on Class A Interest Shortfall            0.00                   0.00
Class B Interest Shortfall                                0.00                   0.00
Accrued Interest on Class B Interest Shortfall            0.00                   0.00
Class A Charge Offs                                       0.00                   0.00
Class A Carry Over Charge Offs                            0.00                   0.00
Class B Charge Offs                                       0.00                   0.00
Class B Carry Over Charge Offs                            0.00                   0.00
Redraw Charge Offs                                        0.00                   0.00
Redraw Carry Over Charge Offs                             0.00                   0.00
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REALIZED LOSS INFORMATION
                                                       Period            Since Inception           Period           Since Inception
                                                      --------           ---------------          --------          ---------------
Realized Loss on Class A Bonds before
   Mortgage insurance                                 AUD 0.00               AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Class B Bonds before
   Mortgage insurance                                 AUD 0.00               AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Redraw Funding Facility
   before Mortgage insurance                          AUD 0.00               AUD 0.00             USD 0.00              USD 0.00
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Realized Loss on Class A Bonds after                  AUD 0.00               AUD 0.00             USD 0.00              USD 0.00
  Mortgage insurance
Realized Loss on Class B Bonds after
  Mortgage insurance                                  AUD 0.00               AUD 0.00             USD 0.00              USD 0.00
Realized Loss on Redraw Funding
  Facility before Mortgage insurance                  AUD 0.00               AUD 0.00             USD 0.00              USD 0.00
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CASH COLLATERAL ACCOUNT
                                                                            AUD                                         USD
                                                                    -----------------                          -----------------
Beginning Cash Collateral Account Balance                           AUD 13,958,267.82                          USD  7,649,130.77
+Interest Earned on Cash Collateral Account                                563,488.06                                 308,791.46
+Deposit from Interest Collections Waterfall                                     0.00                                       0.00
-Current Period's Cash Collateral Account Draws                                  0.00                                       0.00
-Current Period's Release to cash collateral provider                      563,488.06                                 308,791.46
                                                                    ------------------                         -----------------
Ending Cash Collateral Account Balance                              AUD 13,958,267.82                          USD  7,649,130.77
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Required Cash Collateral Account Balance                            AUD 13,378,572.91                          USD  7,331,457.96
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DELINQUENCY INFORMATION
                                                      # of Loans        Percentage of Pool    Loan Balance               % of Pool
                                                      ----------        ------------------    ------------               ---------
31-60 Days                                                  9                    0.08%        1,486,440.83                  0.12%
61-90 Days                                                  5                    0.05%          545,145.57                  0.05%
90+ Days (excluding Loans in Foreclosures)                 10                    0.09%        1,151,009.25                  0.10%
Loans in Foreclosure                                        0                    0.00%                --                    0.00%
                                                     -----------        ------------------    ------------                  -----
Total                                                      24                    0.16%        3,182,595.65                  0.26%
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PREPAYMENT INFORMATION
                                           Three Month CPR     Life
                                           ---------------     ----
                                                 35.09%       36.49%
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